UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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ARIEL INVESTMENT TRUST

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IMPORTANT PROXY MATERIALS

PLEASE VOTE NOW

ARIEL INVESTMENT TRUST

Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund

Dear Fellow Shareholder:

A special meeting of the shareholders of all series of the Ariel Investment Trust (the “Trust”), consisting of Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund (each a “Fund” and together, the “Funds”), will take place on August 27, 2018, and we are asking for your participation. You do not need to attend the meeting to participate. However, it is important that you take a few minutes to read the enclosed material and then vote your shares. You can vote by Internet, by telephone, or by mailing the enclosed proxy voting card in the postage-paid envelope.

The Funds have one proposal up for vote. Shareholders of the Funds are being asked to take action on the following item:

Election of all ten Trustees of the Board of Trustees of the Ariel Investment Trust.

The Board of Trustees unanimously recommends approving the proposal electing all Trustees.

No matter how many shares you own, your vote is important. Please vote now!

Choose any one of these methods to vote:

VOTE ON THE INTERNET: www.proxyvote.com

VOTE BY PHONE: 1-800-690-6903

VOTE BY MAIL: Complete, sign, date & return the proxy card in the return envelope.

Voting by Internet or telephone is faster and makes it easier for the Funds to process your vote. Please join me in exercising your rights as a shareholder by reviewing the attached materials and casting your vote prior to the shareholder meeting on August 27, 2018.

We thank you for your time and attention to this important matter.

Sincerely,

Merrillyn J. Kosier

Vice President and Trustee

July 13, 2018

QUESTIONS AND ANSWERS (“Q&A”)

WHAT ARE YOU VOTING ON?

Ariel Investment Trust (the “Trust”) and its six series consisting of Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund (each a “Fund” and collectively, the “Funds”) are asking shareholders to vote on one proposal:

To elect all ten Trustees of the Board of the Ariel Investment Trust.

WHAT ROLE DO THE TRUSTEES PLAY?

The Board of Trustees is responsible for protecting the interests of the Funds’ shareholders. The Trustees meet regularly to review the Funds’ activities, contractual arrangements and respective performance. Trustees are fiduciaries and have an obligation to serve the best interests of the shareholders.

WHY ARE THE SHAREHOLDERS VOTING ON THE PROPOSAL?

Currently, only 7 of the 10 Trustees have previously been elected by shareholders of the Trust, and one of those 7 is scheduled to retire later in 2018. Under Section 16(a) of the Investment Company Act, no new Trustee can be added unless at least two-thirds of the Board shall have been elected by the Trust’s shareholders. Also, the Trust is required to hold a prompt meeting of the shareholders if, through retirement, death or otherwise, less than a majority of the Trustees have been elected by shareholders. The Board and its Governance Committee have determined that the election of all current Trustees by the shareholders at this time is in the Trust’s best interests, in order to preserve flexibility for the Board to add a new Trustee or Trustees without further shareholder action.

HAVE THE TRUSTEES APPROVED THE PROPOSAL?

Yes. The Trustees have approved the proposal and recommend that you vote to approve it.

HOW MANY VOTES MAY I CAST?

As a shareholder, you are entitled to one vote for each share you own of the Funds on the record date, and each fractional share is entitled to a proportionate share of one vote. The record date is June 29, 2018. All shareholders of all of the Funds will vote together on the election of the Trustees.

HOW DO I VOTE?

Voting your shares is easy and will only take a few minutes. Please refer to the enclosed proxy card for more detail regarding how to vote your shares.

The information on these pages is only a summary. Before you vote, please read the proxy statement. It’s important to participate and vote as soon as you can.

Notice of Special Meeting

TO ALL ARIEL INVESTMENT TRUST SHAREHOLDERS:

Notice is hereby given that a special meeting of the shareholders of all series of the Ariel Investment Trust will be held at the main headquarters of Ariel Investments, LLC, 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601, on August 27, 2018, beginning at 9:00 a.m. Central Time for the following purpose:

To elect all ten Trustees of the Board of the Ariel Investment Trust.

The close of business on June 29, 2018 was fixed as the record date for determining which shareholders are entitled to notice of the meeting, and any adjournments thereof, and are entitled to vote.

By order of the Board of Trustees,

Mareilé B. Cusack

Vice President and Secretary

July 13, 2018

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

OF THE ARIEL INVESTMENT TRUST TO BE HELD ON AUGUST 27, 2018

Ariel Investment Trust

200 East Randolph Street, Suite 2900

Chicago, Illinois 60601

PURPOSE OF THIS DOCUMENT

This proxy statement is being furnished to shareholders of each series of the Ariel Investment Trust (the “Trust”), consisting of Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund (each a “Fund” and together, the “Funds”) in connection with the solicitation of proxies by and on behalf of the Board of Trustees (collectively, the “Board” or “Trustees” and individually, “Trustee”) for use at the Special Meeting (the “Meeting”). The Meeting will be held at 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601, on August 27, 2018, beginning at 9 a.m. Central Time. This proxy statement is first being mailed to shareholders on or about July 19, 2018.

WHO MAY VOTE

The Board of Trustees has fixed the record date as of the close of business on about June 29, 2018. Only holders of shares of the Funds at the close of business on the record date are entitled to notice of, and to vote at, the Meeting.

Appendix A contains information relating to all shareholders who owned 5% or more of any class of any Fund, management ownership, eligible votes, and legal proceedings. Shareholders as of the record date are entitled to one vote for each share, and each fractional share is entitled to a proportionate share of one vote, upon each matter properly submitted to the Meeting. Shareholders may vote on such other business as may properly come before the Meeting as required by law.

HOW TO VOTE

We are providing proxy materials to our shareholders primarily through the use of printed proxy materials being sent to shareholders by U.S. Mail on or about July 19, 2018. You can vote online or by calling the proxy agent. If you prefer to vote by mail, you complete, date, sign, and return the enclosed proxy card in the accompanying envelope. If you properly execute and return your proxy card prior to the Meeting, your shares will be voted in accordance with the instructions marked on the proxy card. If no instructions are marked on the proxy card, the proxies will be voted FOR the proposal described in this proxy statement.

If necessary, additional solicitations may be made by mail, telephone, email or personal interview by representatives of the Trust. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

Merrillyn J. Kosier, Mareilé B. Cusack, and Arthur Don, the persons named in the accompanying form of proxy, intend to be present at the Meeting. No Trustees intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment. If you object to our voting other matters on your behalf, please tell us so in writing before the Meeting. You may revoke your proxy at any time prior to its exercise by voting in person at the Meeting or by submitting, before the Meeting, written notice of revocation or a later-dated proxy.

SHAREHOLDERS OF ALL FUNDS TO VOTE ON THE FOLLOWING PROPOSAL:

Electing all ten Trustees of the Board of the Ariel Investment Trust.

QUORUM & VOTING REQUIREMENTS

In order to take action on the proposal, a quorum of 25% of the votes entitled to be cast on the proposal must be represented in person or by proxy. If a quorum is not present at a meeting, the persons named as proxies may propose one or more adjournments of such meeting to permit further solicitation of proxies. When voting on an adjournment, the persons named as proxies will vote for an adjournment all shares that they are entitled to vote, unless directed to vote to withhold votes for all nominees.

A shareholder vote may be taken on any other matter to come properly before the Meeting prior to such adjournment(s) if sufficient votes to approve such matters have been received and such vote is otherwise appropriate. The Board does not presently know of any matter to be considered at the Meeting other than the matter described in the Notice of Special Meeting accompanying this proxy statement.

Abstentions and broker “non-votes” (proxies received from brokers or nominees indicating that they have not received instructions from the beneficial owner or other person entitled to vote) will be counted as present for purposes of determining the presence of a quorum, but will have no effect on the election of the Trustees or any motion to adjourn the Meeting.

Provided a quorum is present, the ten persons receiving the highest numbers of votes cast at the Meeting will be elected. The Board recommends that the shareholders elect the ten nominees (all current Trustees) listed below.

PROPOSAL:

ELECTION OF TRUSTEES

It is proposed that shareholders of the Funds elect ten (10) nominees to serve as Trustees of the Board of the Ariel Investment Trust, each to hold office indefinitely until a successor is elected and qualified. All of the nominees currently serve as Trustees and it is proposed that they be re-elected. Of the nominees, seven (7) have previously been approved by the shareholders, and one of those seven is scheduled to retire later in 2018. The remaining three (3) nominees, Kim Y. Lew, William M. Lewis, Jr., and Stephen C. Mills, currently serve as Trustees, and it is proposed that they be elected by the shareholders. Under Section 16(a) of the Investment Company Act, no new Trustee can be added unless at least two-thirds of the Board shall have been elected by the Trust’s shareholders. Also, the Trust is required to hold a prompt meeting of the shareholders if, through retirement, death or otherwise, less than a majority of the Trustees have been elected by shareholders. The Board and its Governance Committee have determined that the election of all current Trustees by the shareholders at this time is in the Trust’s best interests, in order to preserve flexibility for the Board to add a new Trustee or Trustees without further shareholder action.

Seven (7) of the nominees are deemed to be independent from the Funds and the Adviser and currently serve as Independent Trustees (that is, they are not “interested persons” as defined in the 1940 Act). The selection and nomination of the independent nominees was made by the Governance Committee, which is comprised entirely of Independent Trustees. The persons named in the accompanying proxies intend to vote for the election of the persons listed below unless shareholders indicate on their proxy cards their desire to withhold authority to vote for election of any of the nominees to office.

Each nominee has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. There is no arrangement or understanding between any nominee and any other person pursuant to which such nominee was or is to be selected as a Trustee. The Board does not know of any reason why any nominee would be unable or unwilling to serve as a Trustee, but if any nominee should become unable to serve prior to the Meeting, the proxy holders reserve the right to vote for another person of their choice as nominee or nominees. No nominee that is an Independent Trustee has purchased or sold any securities of the Adviser or its affiliates, other than the Funds, since the Fiscal Year started October 1, 2017. Appendix A contains information relating to all shareholders who owned 5% or more of any class of any Fund, management ownership, eligible votes, and legal proceedings.

INFORMATION ABOUT THE NOMINEES

The table below shows basic information about the nominees, all of whom currently serve as Trustees of the Funds. Ms. Lew, Mr. Lewis and Mr. Mills, the three new nominees, currently serve as Independent Trustees elected by the other Independent Trustees but not yet elected by the shareholders. Upon his or her election, each nominee shall hold office until the election of his or her successor by the other Independent Trustees and, subsequently, at a meeting of the shareholders of the Trust, or until his or her earlier resignation, removal, or retirement from the position of Trustee. For purposes of their duties as Trustees, their address is 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601. As indicated in the table, seven nominees are Independent Trustees and three nominees are Interested Trustees. All Trustees oversee all six (6) Funds of the Trust.

Name (Age) and Position(s) held with the Funds	Term of office and length of time served	Principal occupation(s) over the past five years	Other Directorships Held during the past five years
INDEPENDENT TRUSTEES
James W. Compton (80) Trustee, Chairman of Governance Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected; Trustee since 1997; Governance Committee Chair since 2015	Retired President and Chief Executive Officer, Chicago Urban League 1972 to 2006	Commonwealth Edison Company (a 99%-owned subsidiary of Exelon Corp.) and Seaway Bank and Trust Company through 2016
William C. Dietrich (69) Lead Independent Trustee, Chairman of Executive Committee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected; Trustee since 1986; Lead Independent Trustee and Executive Committee Chair since 2014	Retired Executive Director, Shalem Institute for Spiritual Formation, Inc., 2006 to 2009	None

Christopher G. Kennedy (55) Trustee, Chairman of Audit Committee, Member of Management Contracts, Governance and Executive Committees	Indefinite, until successor elected; Trustee since 1995; Audit Committee Chair since 2014	Chairman, Joseph P. Kennedy Enterprises, Inc. since 2012; Founder and Chairman, Top Box Foods since 2012	Interface Inc. (global modular carpet manufacturer) and Knoll, Inc. (furniture and textile manufacture and design company)
*Kim Y. Lew (51) Trustee, Member of Management Contracts and Audit Committees	Indefinite, until successor elected; Trustee since 2014	Vice President and Chief Investment Officer, Carnegie Corporation of New York since 2016; Vice President and Co-Chief Investment Officer, Carnegie Corporation of New York, 2011 to 2015	None
*William M. Lewis, Jr. (62) Trustee, Member of Management Contracts and Governance Committees	Indefinite, until successor elected; Trustee since 2007	Managing Director and Co-Chairman of Investment Banking, Lazard Ltd. since 2004	Darden Restaurants, Inc. through 2014 (multi-brand restaurant operator)

*Stephen C. Mills (58) Trustee, Member of Management Contracts Committee	Indefinite, until successor elected; Trustee since 2015	President of Basketball Operations, New York Knicks since 2017; General Manager & NBA Alternate Governor, New York Knicks since 2013; Chief Executive Officer and Partner of the Athletes and Entertainers Wealth Management Group, LLC, 2010 to 2013	None
James M. Williams (70) Trustee, Chairman of Management Contracts Committee, Member of Governance Committee	Indefinite, until successor elected; Trustee since 2006; Management Contracts Committee Chair since 2007	Vice President and Chief Investment Officer, J. Paul Getty Trust since 2002	SEI Mutual Funds (oversees 102 SEI Mutual Fund portfolios)

INTERESTED TRUSTEES**
Mellody L. Hobson (49) Chairman of the Board of Trustees and President, Member of Executive Committee	Indefinite, until successor elected; Trustee since 1993; President since 2002; Chairman since 2006	President, Ariel Investments, LLC since 2000	The Estée Lauder Companies, Inc. (manufacturer and seller of beauty products); JPMorgan Chase & Co. (and related companies) (leading global financial services firm); Starbucks Corporation (operator of retail coffee stores); DreamWorks Animation SKG, Inc. through 2016 (developer and producer of computer generated animated feature films); Groupon, Inc. through 2014 (operator of online local commerce marketplaces)
Merrillyn J. Kosier (58) Trustee and Vice President	Indefinite, until successor elected; Trustee since 2003; Vice President since 1999	Executive Vice President, Ariel Investments, LLC since 1999; Chief Marketing Officer, Mutual Funds, Ariel Investments, LLC, since 2007	None

John W. Rogers, Jr. (60) Trustee	Indefinite, until successor elected; Trustee from 1986 – 1993 and since 2000	Founder, Chairman, Chief Executive Officer and Chief Investment Officer, Ariel Investments, LLC since 1983; Lead Portfolio Manager, Ariel Fund since 1986 and Co-Portfolio Manager, Ariel Appreciation Fund since 2002	Exelon Corporation (energy provider); McDonald’s Corporation (global food service retailer); The New York Times Company (American media company which publishes its namesake, The New York Times)

*These Trustees were previously elected by the other Independent Trustees and have not yet been elected by the shareholders.

**John W. Rogers, Jr., Mellody L. Hobson and Merrillyn J. Kosier are officers and owners of the Adviser and are therefore deemed to be “interested persons” of the Trust as defined in the 1940 Act. Mr. Rogers also serves as Chairman, Chief Executive Officer of Ariel Capital Management Holdings, Inc. Ms. Hobson also serves as Vice President of Ariel Distributors, LLC and President of Ariel Capital Management Holdings, Inc. Ms. Kosier also serves as Manager (Chair) and President of Ariel Distributors, LLC and Executive Vice President of Ariel Capital Management Holdings, Inc.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

The Board is responsible for managing the business affairs of the Funds and exercising all of its powers except those reserved for shareholders. The Board is composed of ten Trustees, seven of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Trustees”). In addition to four regularly scheduled meetings per year, the Independent Trustees meet regularly in executive sessions among themselves and with Fund and Independent Trustee counsel to consider a variety of matters affecting the Funds. These sessions generally occur during scheduled Board meetings and at such other times as the Independent Trustees may deem necessary. The Board has established four standing committees, Audit, Governance, Management Contracts and Executive, to assist the Board in performing its oversight responsibilities. The Board has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the 1940 Act and other applicable laws.

The Funds’ Amended and Restated By-Laws and the Governance Committee Charter set forth specific qualifications to serve as a Trustee. The principal criteria for selection of candidates are their ability to contribute to the overall functioning of the Board and to carry out the responsibilities of the Trustees. In addition, the following factors, among others, may be taken into consideration:

(a) The Trustees collectively should represent a broad cross section of backgrounds, functional disciplines, and experience;

(b) Candidates should exhibit stature commensurate with the responsibility of representing shareholders; and

(c) Candidates shall affirm their availability and willingness to strive for high attendance levels at regular and special meetings and to participate in committee activities as needed.

Among the attributes or skills common to all Trustees are their abilities to exercise independent and reasonable business judgment; to evaluate, question and discuss Board materials and information provided to them; and to interact effectively with each other, the Adviser, and other service providers. Each Trustee’s ability to perform his or her duties effectively has been attained through the Trustee’s educational background, business experience, professional training, public service and/or academic positions and through experience from service as a board member of the Funds, public companies or other organizations as set forth below. Mr. William C. Dietrich has served as Independent Trustee for more than 30 years and each of Messrs. Christopher G. Kennedy and James W. Compton has served for over 20 years. Messrs. James M. Williams and William M. Lewis have served for over 10 years. Ms. Kim Y. Lew has served for over 3 years and Mr. Stephen C. Mills has served for over 2 years.

Currently, the Chairman of the Board, Mellody L. Hobson, is an Interested Trustee. The Board has a Lead Independent Trustee, William C. Dietrich, whose role is to preside at all meetings of the Independent Trustees, including executive sessions, and to act as a liaison with the Adviser, other service providers, officers, legal counsel, and other Trustees between meetings. The Lead Independent Trustee also serves as Chair of the Executive Committee. The Lead Independent Trustee may also perform other such functions as may be provided by the Board from time to time.

In addition to the foregoing and the information in the table below, the following experience, skills and qualifications of each respective Board member leads the Board to the conclusion that each Trustee should serve as such. No particular qualification, experience or background establishes the basis for any Trustee’s position on the Board, and the Board may have attributed different weights to the various factors.

Mr. James W. Compton has a BA from Morehouse College and was a Charles E. Merrill Scholar at the University of Grenoble (France). He has over 40 years of experience leading a major metropolitan non-profit organization.

Mr. William C. Dietrich has a BS from Georgetown University and more than 40 years of experience as a senior or executive officer in accounting, finance and executive leadership for various firms.

Ms. Mellody L. Hobson, President of Ariel Investments, LLC has an AB from Princeton and over 25 years of industry experience as an executive officer with the Adviser. Ms. Hobson is a nationally recognized voice on financial literacy and investor education.

Mr. Christopher G. Kennedy possesses a BA from Boston College and an MBA from the J.L. Kellogg Graduate School of Management at Northwestern University. He has over 30 years of senior or executive experience in management, real estate and public service.

Ms. Merrillyn J. Kosier, Executive Vice President and Chief Marketing Officer for the Funds, has a BBA from Andrews University and an MBA from Loyola University of Chicago. With over 35 years of experience in the asset management industry, Ms. Kosier is a recognized leader in brand marketing, press relations, media planning and advertising, shareholder servicing and mutual fund distribution.

Ms. Kim Y. Lew, CFA, earned her BS from the Wharton School of the University of Pennsylvania and her MBA from the Harvard Graduate School of Business. Ms. Lew is responsible for the investment management and oversight of the Carnegie Corporation of New York’s foundation endowment. She has over 24 years of experience in the investment management industry.

Mr. William M. Lewis, Jr. earned AB and MBA degrees from Harvard and has over 30 years of leadership and executive experience in global banking and corporate and financial issues, including mergers and acquisitions.

Mr. Stephen C. Mills has a BA degree in sociology from Princeton. Mr. Mills has served over 30 years as a senior business executive in the professional sports arena. He founded Athletes and Entertainers Wealth Management LLC, which links sports and entertainment stars with investment and management leaders.

Mr. John W. Rogers, Founder, Chairman and CEO of Ariel Investments, LLC, has an AB from Princeton and over 37 years of investment experience. Mr. Rogers is a renowned asset manager and serves as Lead Portfolio Manager for Ariel Fund and Co-Portfolio Manager for Ariel Appreciation Fund.

His investment experience has brought him to the forefront of media attention – being featured and quoted regularly in a wide variety of broadcast and print publications.

Mr. James M. Williams has a BS from the University of Michigan and an MBA from the University of Chicago. He has over 10 years of experience in managing a major corporation’s pension plan, 3 years of experience as President of a mutual fund sponsor firm, 15 years of experience managing the endowment for a major foundation, and is a current trustee of another mutual fund company.

The Board’s leadership structure is deemed appropriate in light of the characteristics of the Funds, including factors such as the Funds’ investment strategies and style, the net assets of the Funds, the committee structures of the Funds, and the management, distribution and other service arrangements of the Funds. The Board believes that the current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Trustees and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds, and that the Board leadership by Ms. Hobson and Mr. Dietrich provides the Board with valuable insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed at any time and at the discretion of the Board, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance, operational, regulatory, reputational, and valuation risks, among others. Day-to-day risk management functions are the responsibilities of Fund management, who carry out the Funds’ investment management and daily business processes. Fund management includes the Adviser and other service providers, such as the transfer agent and sub-administrator. The assignment of responsibility for each risk depends on the nature of the risk.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed during the various Board and Committee meetings. The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop practical and cost-effective processes and controls to eliminate or mitigate certain risks or their occurrence or effects. Processes, procedures and controls employed to address certain risks may be limited in their effectiveness. It may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ investment objectives. As part of its regular oversight of the Funds, the Board, directly or through a

Committee, interacts with and reviews reports from, among others, the Adviser, the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, and other service providers as appropriate, regarding risks faced by the Funds and relevant risk functions. Each Committee of the Board presents reports to the Board and such reports may prompt further discussion of issues concerning risk oversight and management of the Funds’ risk. In addition, other service providers make periodic reports to the Board, or Committees of the Board, with respect to various aspects of risk management.

The Board has appointed a Chief Compliance Officer (“CCO”) who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance and risk matters for the Funds and their principal service providers, including results of the implementation and testing of the Funds’ and service providers’ compliance programs. In addressing issues of risk management between meetings of the Board, representatives of the Adviser communicate with the Board, the CCO (who is directly accountable to the Board) and legal counsel to the Funds. The Board members, through discussions with others, including the Adviser, the CCO, service providers, and counsel, identify and review risk management issues that may be placed on the Board’s agenda.

In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board annually reviews valuation policies applicable to valuing the Funds’ portfolio securities. The Board reviews any such pricing actions at the meeting next following such action. The Audit Committee assists the Board in reviewing, with the independent auditors, matters relating to the Funds’ annual audits, internal controls, and financial accounting and reporting.

The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role, including in response to changes in circumstances or the characteristics of the Funds.

Trustee Retirement Policy. There is no stated term of office for the Trustees of the Trust. However, upon attaining the age of 75, and every year thereafter, a Trustee will notify the Governance Committee of his or her plans for continuing on the Board or retiring from service. The Governance Committee shall review, through confidential polling procedures, the respective Trustee’s performance and shall discuss with the Trustee the appropriateness of continuing to serve on the Board. The Trust’s Retirement Policy provides that a Trustee will retire from service at the end of the calendar year in which such Trustee attains the age of 80.

TRUSTEE ACTIVITIES

Meetings and Committees

The Ariel Investment Trust Board of Trustees met four times during fiscal year 2017, and has four scheduled meetings for the fiscal year 2018.

Audit Committee. The Board has established an Audit Committee, which is comprised entirely of Independent Trustees: Christopher G. Kennedy, Chair; William C. Dietrich; James W. Compton; and Kim Y. Lew. The Audit Committee is responsible for the selection and retention of the independent accountants for the Trust. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect to the engagement of independent registered public accounting firms, including non-audit services performed. The Audit Committee reviews the qualifications of the independent registered public accounting firm’s key personnel involved in the foregoing activities and monitors the independent registered public accounting firm’s independence. The Audit Committee also oversees the Trust’s accounting and financial reporting policies and practices, its internal controls and, if appropriate in its judgment, the internal controls of certain service providers and the quality and objectivity of the Trust’s financial statements and the independent audits thereof. The Audit Committee is also responsible for the day-to-day oversight of the activities of the Funds’ CCO and accordingly reviews the CCO’s quarterly compliance report and meets with the CCO during regularly scheduled Committee meetings. The Audit Committee normally meets three or four times per year. The Committee will meet more frequently, as necessary. The Committee met four times during fiscal year 2017.

Executive Committee. The Board has established an Executive Committee, which includes William C. Dietrich, Mellody L. Hobson and Christopher G. Kennedy. The Executive Committee meets between meetings of the Board as necessary and is authorized to exercise all of the Board’s powers to conduct current and ordinary business of the Trust and to take other action as authorized by the Board. The Executive Committee also serves the functions specified in the Funds’ valuation policies. The Executive Committee did not meet during fiscal year 2017.

Governance Committee. The Board has established a Governance Committee, which is comprised entirely of Independent Trustees: James W. Compton, Chair; James M. Williams; Christopher G. Kennedy; and William M. Lewis, Jr. The Governance Committee oversees the independence and effective functioning of the Board and monitors good practices for mutual fund boards. The Governance Committee also performs certain functions of a nominating committee and makes recommendations regarding compensation of the Independent Trustees. Shareholders of the Funds may submit suggested candidates for Independent Trustees to the Governance Committee. Any shareholder may submit the name of a candidate for consideration by the Governance Committee by submitting the recommendation in writing to the Trust’s Secretary. The Secretary will forward any such recommendation to the Chairman of the Governance Committee promptly upon receipt. The Governance Committee normally meets two times a year and, if necessary, more frequently. The Governance Committee met two times during fiscal year 2017.

Management Contracts Committee. The Board has established a Management Contracts Committee, which is comprised of all Independent Trustees, with James M. Williams serving as Chair. The Management Contracts Committee oversees and reviews all management contracts between the Adviser and the Trust in order to focus the Trustees on the key points and terms of the various management contracts. The Committee also reviews such information as the Committee considers relevant to evaluate the terms of any existing or proposed underwriting or distribution agreement or Rule 12(b)-1 plan, with a view to making a recommendation to the Board regarding the approval or continuation of the agreement or plan. The Committee also reviews summary information provided by the Adviser with respect to any arrangements with third parties that provide certain recordkeeping, shareholder communication and other services for the Trust with respect to shares of the Trust held by such third parties for the benefit of their clients; and after review of such information as it considers relevant, the Committee shall make a recommendation to the other Trustees regarding such arrangements. During fiscal year 2017, the Management Contracts Committee met once during the management contract review process.

During the past fiscal year, each of the Trustees attended at least 75% of the aggregate number of the meetings of the Board and of applicable committees (of which the Trustee was a member).

All committees of the Board of Trustees operate in accordance with written charters. The written charters of the Audit Committee and the Governance Committee are available online at www.arielinvestments.com.

Shareholders may communicate with members of the Board of Trustees by writing care of Mareilé B. Cusack, Secretary of Ariel Investment Trust, 200 East Randolph Street, Suite 2900, Chicago, Illinois, 60601.

TRUSTEE SHARE OWNERSHIP

As of the record date of June 29, 2018, the Trustees had invested the following amounts in the Funds. Investments are listed in the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 and over $100,000:

Name	Ariel Fund	Ariel Appreciation Fund	Ariel Focus Fund	Ariel Discovery Fund	Ariel International Fund	Ariel Global Fund	Total Invested in All Funds(1)
Independent Trustees:
James W. Compton	over $100,000	over $100,000	$50,001 - $100,000	$1 - $10,000	$10,001 - $50,000	$50,001 - $100,000	over $100,000

William C. Dietrich	over $100,000	none	$1 - $10,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	over $100,000

Christopher G. Kennedy	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Kim Y. Lew	over $100,000	none	none	over $100,000	none	over $100,000	over $100,000

William M. Lewis, Jr.	over $100,000	over $100,000	over $100,000	over $100,000	none	over $100,000	over $100,000

Stephen C. Mills	none	none	none	none	$50,001 - $100,000	over $100,000	over $100,000

James M. Williams	$50,001 - $100,000	$50,001 - $100,000	$10,001 - $50,000	$10,001 - $50,000	$10,001 - $50,000	$50,001 - $100,000	over $100,000

Interested Trustees:
John W. Rogers, Jr.	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	none	over $100,000

Mellody L. Hobson	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000	over $100,000

Merrillyn J. Kosier	over $100,000	over $100,000	over $100,000	$50,001 - $100,000	over $100,000	none	over $100,000

(1)	Total invested in all Funds is the aggregate dollar range of investments in the Funds.

COMPENSATION OF TRUSTEES

During the fiscal year ended September 30, 2017, compensation paid by the Funds to the Trustees not affiliated with the Adviser was as follows:

Name	Aggregate Compensation from All Funds in Complex Paid to Trustees
James W. Compton	$97,500
William C. Dietrich*	$98,500
Christopher G. Kennedy	$83,000
Kim Y. Lew	$80,000
William M. Lewis, Jr.	$62,500
Stephen C. Mills	$68,500
James M. Williams	$83,500
*Lead Independent Trustee Note: The Funds do not pay compensation to the Interested Trustees affiliated with the Adviser: John W. Rogers, Jr.; Mellody L. Hobson; and Merrillyn J. Kosier.

Beginning on January 1, 2018, each of the Trustees will receive annual compensation of $75,000 (payable quarterly) for his or her service as a Trustee. In addition, each Trustee will receive $5,000 for each meeting of the Board he or she attends in person, and $2,500 for each meeting of the Board he or she attends via telephone. The Board’s Lead Independent Trustee will receive $12,000 of additional annual compensation, and the Chairpersons of each Committee will receive $10,000 of additional annual compensation. Each Trustee who is a member of a Committee will also receive additional compensation for attending the meetings of the Committee(s) on which he or she serves. Trustees also will receive additional compensation for attending educational programs relevant to their service on the Board.

SOLICITATION OF PROXIES

The Funds have retained Broadridge Financial Solutions, Inc. (“Broadridge”), 1155 Long Island Avenue, Edgewood, New York, 11717, a proxy solicitation firm, to assist with the printing, mailing distribution, and tabulation of the proxies. The Funds will pay 100% of the expenses related to this Proxy Statement and the shareholder meeting.

Additional information about the Funds and their operations may be found throughout this proxy statement and in the Funds’ registration statement.

SHAREHOLDER REPORTS

The Funds will furnish, without charge, a copy of their most recent Annual Report and Semi-Annual Report, to any shareholder upon request. Please direct all written requests to Ariel Investment Trust, 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601, or call the Funds at 1-800-292-7435. Such reports are also available to shareholders online at https://www.arielinvestments.com.

SUBMISSION OF SHAREHOLDER PROPOSALS

The Funds are not required to hold annual shareholders’ meetings, and none of the Funds intends to do so.

A Fund may hold special meetings as required or as deemed desirable by the Board of Trustees for several purposes, such as changing fundamental policies, electing or removing directors, or approving or amending its investment advisory agreement. Special shareholder meetings also may be called for any of the Funds upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote at any such meeting of that Fund.

Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written submissions to the particular Fund in which they own shares. The address for each Fund is c/o Secretary, Ariel Investment Trust, 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601.

Proposals must be received a reasonable time in advance of a proxy solicitation to be included. Submission of a proposal does not guarantee inclusion in a proxy statement because the proposal must comply with certain federal securities regulations.

NOTICE TO BANKS, BROKERS-DEALERS, AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Funds in writing whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statements, other soliciting material and Annual Reports (or Semi-Annual Reports) you wish to receive in order to supply copies to the beneficial owners of shares. Write in care of the particular Fund or Funds you hold, 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601.

HOUSEHOLDING

In an effort to decrease costs, the Funds have only sent one set of printed proxy materials to multiple security holders sharing an address unless you have instructed us otherwise. Please call the Transfer Agent toll free at 1-800-292-7435 to request individual copies of these documents. If shareholders sharing the same address are receiving multiple copies of documents and would like to request delivery of a single annual report or proxy statement going forward, please send us your request to Ariel Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701.

ARIEL INVESTMENT TRUST AND ITS IMPORTANT SERVICE PROVIDERS

Ariel Investment Trust.

200 East Randolph Street, Suite 2900, Chicago, Illinois 60601

The Ariel Investment Trust includes six Funds which are offered to the public: Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund.

Adviser. Ariel Investments, LLC

200 East Randolph Street, Suite 2900, Chicago, Illinois 60601

Principal Underwriter. Ariel Distributors, LLC

200 East Randolph Street, Suite 2900, Chicago, Illinois 60601

Independent Accountants. Deloitte & Touche, LLP (see Appendix C for more information)

Counsel to the Trust. Greenberg Traurig LLP

Counsel to the Independent Trustees. K&L Gates LLP

Custodian. The Northern Trust Company

Transfer Agent. U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or

615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202-5207 (for overnight service)

LIST OF APPENDICES

Appendix A:	Certain Shareholder Ownership, Eligible Votes and Legal Proceedings

Appendix B:	Officers of the Ariel Investment Trust

Appendix C:	Independent Accountants

Appendix A

CERTAIN SHAREHOLDER OWNERSHIP, ELIGIBLE VOTES AND LEGAL PROCEEDINGS

Shareholders Owning More Than 5% of the Shares of the Class of Any Fund. The following tables list the holders of record of 5% or more of the outstanding shares of each Class of a Fund as of June 29, 2018, the record date. A shareholder that owns more than 25% of the shares of a Fund may be a “control person” of that Fund. Shareholders with a controlling interest could affect the outcome of voting or the direction of management.

ARIEL FUND Investor Class Name and Address	Ownership	% of Outstanding Shares
Valic Separate Account 2929 Allen Parkway, Suite A6-20 Houston, TX 77019	Record	27.67%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	13.66%
Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	Record	9.83%

Institutional Class Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	63.19%
ICMA Retirement Corporation 777 North Capital Street NE Washington, D.C. 20002	Record	11.55%

ARIEL APPRECIATION FUND
Investor Class Name and Address	Ownership	% of Outstanding Shares
Valic Separate Account 2929 Allen Parkway, Suite A6-20 Houston, TX 77019	Record	26.39%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	12.90%

Name and Address	Ownership	% of Outstanding Shares
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	8.35%
Wells Fargo Clearing Services LLC 2801 Market Street St. Louis, MO 63103	Record	5.49%

Institutional Class Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	40.15%
Nationwide Trust Company FSB P.O. Box 182029 Columbus, OH 43218	Record	25.61%
Charles Schwab & Co, Inc. 211 Main Street San Francisco, CA 94105	Record	9.14%

ARIEL FOCUS FUND Investor Class Name and Address	Ownership	% of Outstanding Shares
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	15.74%
Strafe & Co. P.O. Box 6924 Newark, DE 19714	Record	14.98%
Ariel Distributors LLC Partnership 200 East Randolph Street, Suite 2900 Chicago, IL 60601	Record	11.31%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	10.06%

Institutional Class Name and Address	Ownership	% of Outstanding Shares
Charles K Bobrinskoy & Mary Anne Bobrinskoy C/O Ariel Capital Management LLC 200 East Randolph Street, Suite 2900 Chicago, IL 60601	Beneficial	33.51%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	24.24%
The Bryn Mawr Trust Company FBO Draper & Co. 801 W Lancaster Ave. Bryn Mawr, PA 19010-3396	Record	23.44%

ARIEL DISCOVERY FUND Investor Class Name and Address	Ownership	% of Outstanding Shares
Bernard J. Tyson 4203 W. Ruby Hill Drive Pleasanton, CA 94566	Beneficial	16.88%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	10.98%
Strafe & Co. P.O. Box 6924 Newark, DE 19714-6924	Record	8.05%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	5.46%

Institutional Class Name and Address	Ownership	% of Outstanding Shares
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	60.28%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	9.24%
US Bank NA Customer Account 57 E. Delaware Place, Apt. 2905 Chicago, IL 60611-1625	Record	5.54%

ARIEL INTERNATIONAL FUND Investor Class Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	40.47%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	25.90%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	Record	9.01%
TD Ameritrade Inc. PO Box 2226 Omaha, NE 68103	Record	5.23%

Institutional Class Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	54.39%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	13.14%
SEI Private Trust Company c/o SunTrust Bank ID 866 ATTN: Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	Record	9.62%
The Travelers Pension Plan 380 St. Peter Street St. Paul, MN 55102	Record	5.79%

ARIEL GLOBAL FUND Investor Class Name and Address	Ownership	% of Outstanding Shares
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	53.31%
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	9.59%

Name and Address	Ownership	% of Outstanding Shares
Ariel Distributors LLC Partnership 200 East Randolph Street, Suite 2900 Chicago, IL 60601	Record	8.66%

Institutional Class Name and Address	Ownership	% of Outstanding Shares
National Financial Services LLC 499 Washington Blvd, Floor 5 Jersey City, NJ 07310	Record	51.03%
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105	Record	15.28%
Capinco c/o US Bank NA PO Box 1787 Milwaukee, WI 53201	Record	11.46%
University of Southern California 1150 S. Olive Street, Ste. 2300 Los Angeles, CA 90015	Record	11.18%

Other than as listed above, the Funds are unaware of any shareholders, beneficial or of record, who owned more than 5% of any class of any of the Funds’ outstanding shares as of June 29, 2018, the record date.

Management Ownership

As of June 29, 2018, the record date, the Trustees and Officers of the Trust as a group beneficially owned directly and indirectly (including Interested Trustees’ and Officers’ indirect ownership through accounts held by the Adviser and the Distributor) less than 1% of the Investor Class shares and 3.95% of the Institutional Class shares of Ariel Fund; 1.03% of the Investor Class shares and 7.27% of the Institutional Class shares of Ariel Appreciation Fund; 25.55% of the Investor Class shares and 8.61% of the Institutional Class shares of Ariel Focus Fund; 14.28% of the Investor Class shares and 66.41% of the Institutional Class shares of Ariel Discovery Fund; 1.39% of the Investor Class shares and less than 1% of the Institutional Class shares of Ariel International Fund; and 6.36% of the Investor Class shares and 16.35% of the Institutional Class shares of Ariel Global Fund.

Eligible Votes

Each share of any class of any Fund of the Trust is entitled to one vote. As of the record date of June 29, 2018, there were a total of 30,994,005 eligible votes for Ariel Fund, 33,725,590 eligible votes for Ariel Appreciation Fund, 4,491,386 eligible votes for Ariel Focus Fund, 3,180,387 eligible votes for Ariel Discovery Fund, 47,278,432 eligible votes for Ariel International Fund, and 7,951,905 eligible votes for Ariel Global Fund. The Funds are voting together, so there are an aggregate total of 127,621,705 eligible votes.

Legal Proceedings

There are no material proceedings to which any Trustee, Officer or affiliate of the Funds, any owner of record or beneficially of more than five percent of voting securities of a Class of a Fund, or any associate of any such Trustee, Officer, affiliate of the registrant, or security holder is a party adverse to any Fund or has a material interest adverse to any Fund or any of its affiliated persons.

Appendix B

OFFICERS OF THE ARIEL INVESTMENT TRUST

Ariel Investment Trust’s officers (including some Interested Trustees) hold positions as executive officers with the Adviser and certain of its affiliates. The descriptions for officers John W. Rogers, Jr., Mellody L. Hobson and Merrillyn J. Kosier can be found above under the heading “Trustees.” The Funds do not pay salaries to any of their officers. Each of the Funds’ officers serves until his or her retirement, resignation, death, removal or mental or physical incapacity. The business address for each of the officers is: 200 East Randolph Street, Suite 2900, Chicago, Illinois 60601. The number of portfolios (Funds) overseen by all officers is six:

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years
Mareilé B. Cusack (59)	Vice President, Anti-Money Laundering Officer and Secretary	Indefinite, until successor elected Vice President since 2008; Anti-Money Laundering Officer since 2010; Secretary since 2014; Assistant Secretary, 2008 to 2014	Senior Vice President, Ariel Investments, LLC since 2012; Anti-Money Laundering Officer, Ariel Investments, LLC since 2010; General Counsel, Ariel Investments, LLC since 2008; Vice President, Assistant General Counsel and Secretary, Ariel Investments, LLC, 2007 to 2012*
Wendy D. Fox (56)	Chief Compliance Officer and Vice President	Since 2014; Indefinite, until successor elected	Senior Vice President, Ariel Investments, LLC since December 2017; Chief Compliance Officer, Ariel Investments, LLC since 2004; Vice President, Ariel Investments, LLC, 2004 to 2017**

Name (age)	Position(s) held with Funds	Term of office and length of time served	Principal occupation(s) during past five years
James R. Rooney (59)	Chief Financial Officer, Vice President and Treasurer	Since 2015; Indefinite, until successor elected	Senior Vice President, Fund Administration, Ariel Investments, LLC since December 2017; Vice President, Fund Administration, Ariel Investments, LLC, 2015 to 2017; Vice President, Shareholder Reporting, Fidelity Pricing & Cash Management Services, Fidelity Management, 2007 to 2015

*Ms. Cusack also currently serves as Vice President, General Counsel, Secretary and Anti-Money Laundering Compliance Officer of Ariel Distributors, LLC and Senior Vice President, General Counsel and Secretary of Ariel Capital Management Holdings, Inc.

**Ms. Fox also currently serves as Vice President and Chief Compliance Officer of Ariel Distributors, LLC.

Appendix C

INDEPENDENT ACCOUNTANTS

The firm of Deloitte & Touche LLP (“Deloitte”) has been selected by the Board to serve as the independent registered public accounting firm for the Trust for the fiscal year ending September 30, 2018. Deloitte served in the same capacity for the prior fiscal year. Representatives from Deloitte are not expected to be present at the Meeting but have been given the opportunity to make a statement if they are interested in so doing and will be available should any matter arise requiring their presence.

Audit Fees. For the Trust’s prior two fiscal years ended September 30, 2016 and September 30, 2017, the Funds of the Trust paid aggregate fees and expenses of $139,000 and $133,000, respectively, for professional services rendered by Deloitte for the audit of the Funds’ annual financial statements included in the Funds’ Annual Report, review of the financial statements included in the Funds’ Semi-Annual Report, and financial highlights included in the Trust’s registration statement.

Audit-Related Fees. For the Trust’s 2016 and 2017 fiscal years, no audit-related fees were paid (other than as reported above under “Audit Fees”).

Tax Fees. For the Trusts’ prior two fiscal years ended September 30, 2016 and September 30, 2017, the Funds of the Trust paid aggregate fees and expenses of $25,900 and $26,936, respectively, for professional services rendered by Deloitte for tax services administered to the Funds.

All Other Fees. For the Trust’s 2016 and 2017 fiscal years, no other fees were paid (other than as reported above under “Audit Fees” and “Tax Fees”).

Board Approval of Services. The Board’s Audit Committee approves, and recommends to all of the non-interested Trustees if such approval was not by a majority of the non-interested Trustees, the selection, retention or termination of the independent auditors and approves all fees and other compensation to be paid to the independent auditors. The Audit Committee’s charter provides that such engagement shall be pursuant to a written engagement letter approved by the Audit Committee, which shall provide, among other things, that: (i) the Audit Committee shall be directly responsible for the appointment, compensation and oversight of the independent auditors; and (ii) the independent auditors shall report directly to the Audit Committee. The Audit Committee also pre-approves any engagement of the independent auditors to provide any audit or permissible non-audit services to the Trust, including all fees and other compensation to be paid to the independent auditors.

Services to the Trust’s Adviser and Distributor. Deloitte also provides audit services to the Trust’s Adviser and Distributor but does not provide non-audit services to the Adviser or the Distributor.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON AUGUST 27, 2018

The Notice of Special Meeting of Shareholders and Proxy Statement is available at

www.proxyvote.com

 — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

ARIEL INVESTMENT TRUST

PROXY CARD

This proxy is solicited on behalf of the Board of Trustees of the Ariel Investment Trust. The undersigned, revoking previous proxies for such shares, hereby appoints Merrillyn J. Kosier, Mareilé B. Cusack and Arthur Don, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of Ariel Fund, Ariel Appreciation Fund, Ariel Focus Fund, Ariel Discovery Fund, Ariel International Fund, and Ariel Global Fund (each a Fund and together, the “Funds” or the “Ariel Investment Trust”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Funds (the “Special Meeting”) to be held at 200 East Randolph Street, Suite 2900, Chicago, IL 60601 on August 27, 2018 commencing at 9 a.m. Central Time, and at any and all adjournment(s) thereof. Receipt of the Notice of and Proxy Statement for said Special Meeting is acknowledged.

If properly executed and returned, the shares presented by this proxy will be voted as specified by the undersigned. The undersigned understands that if he or she does not provide an instruction on the reverse side, the proxies will vote his or her shares in favor of the Proposal. As to any other matter, the shares will be voted by said attorneys in accordance with their judgment.

The full text of the proposal can be found within the enclosed proxy statement.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Address Changes/Comments:

(if you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

  To vote by Internet

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Go to website www.proxyvote.com

3)  Follow the instructions provided on the website.

 To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below at hand.

2)  Call 1-800-690-6903

3)  Follow the instructions.

      To vote by Mail

1)  Read the Proxy Statement.

2)  Check the appropriate box on the proxy card below.

3)  Sign and date the proxy card.

4)  Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees unanimously recommends approving the proposal electing all Trustees.

1. Shareholders of all Funds of the Ariel Investment Trust are being asked to elect ten Trustees of the Board of the Ariel Investment Trust:

		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) for whom you are withholding your vote on the line below.
01) James W. Compton	06) Kim Y. Lew
02) William C. Dietrich	07) William M. Lewis, Jr.
03) Mellody L. Hobson	08) Stephen C. Mills
04) Christopher G. Kennedy	09) John W. Rogers, Jr.
05) Merrillyn J. Kosier	10) James M. Williams

Mark box at right if an address change or comment has been noted on the reverse side of this card.    ☐

Please be sure to sign and date this Proxy.

Note: Please sign exactly as your name(s) appear(s) on this proxy card. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date